SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS

24. SUBSEQUENT EVENTS

Subsequent to December 31, 2022, the Company entered into an equity distribution agreement. The agreement will allow the Company from time to time, to distribute in an at-the-market offering (“ATM”) up to $15,000,000 (USD) in common shares. Draganfly intends to use the net proceeds from the ATM for general corporate purposes, including to fund ongoing operations, growth initiatives and/or for working capital requirements including the continuing development and marketing of the Company’s core products, potential acquisitions and research and development.

From February 1, 2023 to February 17, 2023, the Company distributed 650,729 ATM shares under the ATM offering at an average price of 2.62 per share for net proceeds of $1,705,013.